TOUCHSTONE FUNDS GROUP TRUST
TOUCHSTONE STRATEGIC TRUST
(together, the "Trusts")

Supplement dated June 1, 2020 to the current Prospectus and Statement of Additional Information for each series of the Trusts, as may be supplemented

The information in this Supplement contains new and additional information beyond that in each Prospectus and Statement of Additional Information ("SAI") and should be read in conjunction with the aforementioned.

Class C Shares Conversion

Effective June 30, 2020, Class C shares of each series of the Trusts (each, a "Fund"), as applicable, will automatically convert into Class A shares of the same Fund after they have been held for eight (8) years. Accordingly, the disclosure in each Prospectus and SAI will be updated as follows, effective June 30, 2020:

Effective June 30, 2020 (the “Effective Date”), Class C shares of each Fund will automatically convert into Class A shares of the same Fund after they have been held for eight (8) years. The conversion will not be considered a taxable event for federal income tax purposes. These automatic conversions will be executed without any sales charge (including CDSCs), redemption or transaction fee, or other charge. After such a conversion takes place, the shares will be subject to all features, rights and expenses of Class A shares. If you hold Class C shares through certain financial intermediaries, such as an omnibus account or group retirement recordkeeping platform, your intermediary may not be able to track the amount of time you held your Class C shares purchased before June 30, 2020. In that case, Class C shares held prior to June 30, 2020 would convert to Class A shares eight (8) years after the Effective Date of this policy.

Intermediary-Specific Sales Charge Waivers and Discounts

Effective June 15, 2020, the following statement in the “Waiver of Class A Sales Charge,” “Reduced Class A Sales Charge,” “Rights of Accumulation Program,” “Letter of Intent,” “Class C Shares,” “Contingent Deferred Sales Charge (“CDSC”), "Additional Information on the CDSC" and "Other Purchase and Redemption Information" disclosure in the respective Prospectus and SAI (as applicable) is revised to include the addition of Robert W. Baird & Co. Incorporated:

Please see Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts in the prospectus for a description of variations in sales charges and waivers for Fund shares purchased through Ameriprise Financial, Edward D. Jones & Co., Janney Montgomery Scott LLC, Merrill Lynch, Morgan Stanley, Oppenheimer & Co. Inc., Raymond James and Robert W. Baird & Co. Incorporated.

Effective June 15, 2020, the following is added to Appendix A of each Prospectus:

Shareholders Purchasing Fund Shares Through Robert W. Baird & Co. Incorporated

The following information is provided by Robert W. Baird & Co. Incorporated ("Baird"): Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-End Sales Charge Waivers on Investors A-shares Available at Baird

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund

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•	Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird

•
Shares purchased from the proceeds of redemptions from another Touchstone Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

•
A shareholder in the Fund's Investor C Shares will have their shares converted at net asset value to Investor A shares of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Baird

•
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Investor A and C shares Available at Baird

•	Shares sold due to death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

•	Shares bought due to returns of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s prospectus

•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

•	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

•	Breakpoints as described in this prospectus

•
Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Touchstone Fund assets held by accounts within the purchaser’s household at Baird. Eligible Touchstone Fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Touchstone Funds through Baird, over a 13-month period of time

Effective immediately, the information in Appendix A of each Fund's Prospectus relating to Morgan Stanley is removed and replaced with the following:

Shareholders Purchasing Fund Shares Through Morgan Stanley Smith Barney LLC

The following information is provided by Morgan Stanley Smith Barney LLC ("Morgan Stanley"): Unless otherwise noted herein, effective June 1, 2020, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

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•	Shares purchased through a Morgan Stanley self-directed brokerage account

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Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

•
Your financial intermediary, on your behalf, can convert Class S shares of the Touchstone Ultra Short Duration Fixed Income Fund to Class A shares of the same fund, without a sales charge and on a tax free basis, if they are held in a brokerage account

•	Effective July 1, 2020, shares of the Touchstone Ultra Short Duration Fixed Income Fund purchased in a Morgan Stanley transactional brokerage account.

Disclosure of Portfolio Holdings

Effective immediately, the information in the "Disclosure of Portfolio Holdings" section of each SAI relating to the other portfolio holdings disclosure policies of the Funds is hereby removed and replaced with the following:

Other portfolio holdings disclosure policies of the Funds include:

•	The Funds provide their top ten holdings on their publicly available website and to market data agencies monthly, as of the end of a calendar month, generally within 15 days after month end.

•	The Funds provide their full holdings on their publicly available website and to market data agencies quarterly, as of the end of a calendar quarter, generally within 30 days after quarter end.

•	You may access this portfolio holdings information via the Funds' public website at TouchstoneInvestments.com.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-54-BB-CC-TST-S5-2006
TSF-56-TFGT-S5-2006